UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS	6 Months Ended
Jun. 30, 2022 USD ($)
Cash Flows from Operating Activities:
Net income (loss)	$ 2,418,437
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Change in fair value of derivative warrant liabilities	(3,705,000)
Income from investments held in the Trust Account	(197,512)
Changes in operating assets and liabilities:
Prepaid expenses	207,031
Accounts payable	(39,855)
Accounts payable - related party	100,021
Accrued expenses	529,384
Net cash provided by (used in) operating activities	(687,494)
Cash Flows from Financing Activities:
Proceeds received from note payable	179,006
Net cash provided by financing activities	179,006
Net change in cash	(508,488)
Cash - beginning of the period	729,223
Cash - end of the period	$ 220,735